UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, Ireland
(Address of principal executive offices)

+353 1 6960000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Each of the items listed below was submitted to a vote of shareholders at the 2022 Annual General Meeting of Shareholders (the “2022 AGM”) on September 29, 2022 and is described in more detail in Mallinckrodt plc’s (the “Company’s”) definitive proxy statement for the 2022 AGM, filed by the Company with the U.S. Securities and Exchange Commission on August 18, 2022, as supplemented on August 22, 2022. The final results for each of the matters submitted to a vote of shareholders are as follows:

Proposal 1: By separate resolutions, to elect as directors and to hold office, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2023 (the “2023 AGM”), the following individuals:

	FOR	AGAINST	ABSTAIN	Broker Non-Vote
Paul M. Bisaro	9,580,051	14,005	15,125	1,315,641
Daniel A. Celentano	9,593,947	109	15,125	1,315,641
Riad H. El-Dada	9,579,528	14,528	15,125	1,315,641
Neal P. Goldman	9,546,037	48,019	15,125	1,315,641
Karen L. Ling	9,593,947	109	15,125	1,315,641
Woodrow A. Myers, Jr., M.D.	9,579,528	14,528	15,125	1,315,641
James R. Sulat	9,579,528	14,528	15,125	1,315,641
Sigurdur O. Olafsson	9,594,047	9	15,125	1,315,641

Each of the foregoing nominees was elected to hold office until the conclusion of the 2023 AGM or until his or her earlier death, resignation or removal.

Proposal 2: Advisory non-binding vote to approve the re-appointment of Deloitte & Touche LLP as the independent auditors of the Company and, by binding vote, to authorize the Audit Committee of the Board of Directors to set the independent auditors’ remuneration.

FOR	AGAINST	ABSTAIN	Broker Non-Vote
10,898,002	11,712	15,108	-

Proposal 3: Advisory non-binding vote to approve the Company’s executive compensation.

FOR	AGAINST	ABSTAIN	Broker Non-Vote
7,764,537	1,825,119	19,525	1,315,641

Proposal 4: Authorize the Company and/or any subsidiary of the Company to make market purchases or overseas market purchases of Company shares.

FOR	AGAINST	ABSTAIN	Broker Non-Vote
10,905,921	12,634	6,267	-

Proposal 5: Authorize, via special resolution, the price range at which the Company can re-allot shares held as treasury shares.

FOR	AGAINST	ABSTAIN	Broker Non-Vote
10,905,921	12,634	6,267	-

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

By:	/s/ Mark Tyndall
Mark Tyndall
Executive Vice President, Chief Legal Officer & Corporate Secretary

Date: September 29, 2022

2